UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2011

MASIMO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33642	33-0368882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Parker Irvine, California		92618
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 297-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 20, 2011, the Board of Directors of Masimo Corporation (the “Company”) adopted the Amended and Restated Bylaws of the Company (the “Restated Bylaws”). The Restated Bylaws became effective immediately upon their adoption. The Company’s former Amended and Restated Bylaws (the “Former Bylaws”) were amended and restated to provide for the election of directors by majority voting in uncontested elections of directors. Specifically, Section 7 of Article I of the Former Bylaws was amended to provide that, subject to the rights of the holders of any series of preferred stock of the Company to elect directors under specified circumstances, each director in an uncontested election shall be elected by the vote of a majority of votes cast at any meeting for the election of directors at which a quorum is present. Director nominees in contested elections will continue to be elected by the vote of a plurality of the votes cast. Under the Restated Bylaws, “votes cast” includes direction to withhold authority and excludes “abstentions” and “broker non-votes” with respect to a director’s election.

The Restated Bylaws also include a director resignation procedure consistent with the aforementioned majority vote standard, which provides that if an incumbent director is not elected at such meeting for the election of directors and no successor has been elected at such meeting, the director must promptly tender his or her resignation to the Company’s Board of Directors (the “Board”). The Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”) will consider the resignation and make a recommendation to the Board as to whether the resignation should be accepted. The Board will then make its decision with respect to the tendered resignation, taking into account the Nominating Committee’s recommendation, and publicly disclose such decision and the rationale behind it (by a press release, a filing with the Securities and Exchange Commission or other broadly disseminated means of communication) within 90 days from the date of the certification of the election results.

The Company’s Former Bylaws provided for the election of directors by plurality voting in all director elections based on the number of votes cast.

The preceding is qualified in its entirety by reference to the Restated Bylaws, which are attached hereto as Exhibit 3.2 and incorporated herein by reference. Additionally, a copy of the Restated Bylaws, marked to show changes to the Former Bylaws, is included as Exhibit 3.2.1 hereto.

Item 9.01.    Financial Statements and Exhibits.

(d)	The following items are filed as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description
3.2	Amended and Restated Bylaws of Masimo Corporation

3.2.1	Amended and Restated Bylaws of Masimo Corporation (marked to show changes to former bylaws).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION a Delaware corporation

Date: October 26, 2011	By:	MARK P. DE RAAD
Mark P. de Raad
Executive Vice President & Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
3.2	Amended and Restated Bylaws of Masimo Corporation

3.2.1	Amended and Restated Bylaws of Masimo Corporation (marked to show changes to former bylaws).